FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT
CHIEF FINANCIAL OFFICER
RESOURCE CAPITAL CORP.
1845 WALNUT STREET
10TH FLOOR
PHILADELPHIA, PA 19103
215-546-5005, 215-640-6354 (fax)

RESOURCE CAPITAL CORP.
REPORTS RESULTS FOR
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2010

Highlights

•	Net income of $0.27 and $0.64 per share-diluted, respectively.

•	Common stock cash dividend of $0.25 per share.

•	$286.0 million of total loans receivable repaid and settled.

•	$198.9 million of total cash, including restricted cash of $160.6 million, and no short-term borrowings, at September 30, 2010.

•	Repurchased $20.0 million of its CDO notes for $13.7 million, a 31.3% discount to par, for gains of $6.3 million during the third quarter ended September 30, 2010.

•	Increased book value to $6.03 per common share at September 30, 2010 from $5.92 at June 30, 2010.

•	Net interest income increased by $5.9 million, or 44.1%, compared to the third quarter ended September 30, 2009.

•	Decreased provision for loan and lease loss and asset impairments by 50% as compared to the second quarter ended June 30, 2010.

•	REIT taxable income of $0.20 and $0.73 per share-diluted, respectively.

New York, N.Y., November 2, 2010 - Resource Capital Corp. (NYSE: RSO) (“RSO” or the “Company”), a real estate investment trust, or REIT, whose investment strategy focuses on commercial real estate (“CRE”) loan assets, commercial mortgage-backed securities (“CMBS”), and commercial finance assets, reported results for the three and nine months ended September 30, 2010.

•
Net income for the three and nine months ended September 30, 2010 was $14.1 million, or $0.27 per share-diluted and $28.8 million, or $0.64 per share-diluted, respectively, as compared to net income for the three months ended September 30, 2009 of $11.5 million, or $0.47 per share-diluted and net loss for the nine months ended September 30, 2009 of $5.8 million, or $0.24 per share, respectively.

•
REIT taxable income, a non-GAAP measure, for the three and nine months ended September 30, 2010, was $10.4 million, or $0.20 per share-diluted, and $33.1 million, or $0.73 per share-diluted, respectively, as compared to $8.9 million, or $0.36 per share-diluted, and $21.8 million, or $0.89 per share-diluted for the three and nine months ended September 30, 2009, respectively, increases of $1.5 million, or 17%, and $11.3 million, or 52%, respectively.

•
On September 16, 2010, the Company declared a quarterly distribution of $0.25 per share of common stock, $13.7 million in the aggregate, which was paid on October 26, 2010 to stockholders of record on September 30, 2010.

Jonathan Cohen, CEO and President of Resource Capital Corp., commented, “We continue to thrive in the existing environment. We are starting to find suitable investments to grow our balance sheet and expand our business.  We see tremendous opportunity in our core areas of commercial real estate, corporate loans and leases, as well as a continued opportunity in buying back our non-recourse debt.”

Additional financial results:

Commercial Real Estate

•	Originated two new CRE loans totaling $17.9 million since the third quarter ended September 30, 2010.

•
RSO received repayments on CRE loans and CMBS investments of $20.3 million and sold two CRE loans and one CMBS investment, which resulted in the receipt of $41.2 million of proceeds during the third quarter ended September 30, 2010.

•
During the three months ended September 30, 2010, RSO acquired $12.0 million par value of CMBS at a discount to par of 22.7%.  These purchases provided a weighted average annual yield of approximately 7.0%.

•	RSO recorded asset impairments of $4.5 million during the third quarter ended September 30, 2010 on a CMBS position that deteriorated and is in payment default.

The following table summarizes RSO’s CRE loan repayment and origination activities (including future funding obligations), for the three, nine and 12 months ended September 30, 2010 (in millions, except percentages) (unaudited):

	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010	12 Months Ended September 30, 2010	Floating Weighted Average Spread (1)	Weighted Average Fixed Rate (2)
Whole loans (3)	$0.3	$3.3	$7.0	3.19%	N/A

New loans production	0.3	3.3	7.0
Sale of CRE loans	(36.8)	(36.8)	(36.8)
Payoffs	(17.7)	(17.7)	(32.7)
Principal paydowns	(2.4)	(29.9)	(39.5)
Net loans (4)	$(56.6)	$(81.1)	$(102.0)

(1)	Represents the weighted average rate above the one month London Interbank Offered Rate (“LIBOR”) on loans whose interest rate is based on LIBOR as of September 30, 2010.

(2)	Reflects rates on RSO’s portfolio balance as of September 30, 2010.

(3)	Consists of fundings of loan commitments.

(4)
The basis of new net loans does not include provisions for losses on CRE loans of $3.3 million for the three months ended September 30, 2010, $27.3 million for the nine months ended September 30, 2010 and $40.8 million for the 12 months ended September 30, 2010.

Commercial Finance

•
RSO’s bank loan portfolio, including asset-backed securities (“ABS”) held-to-maturity, ended the third quarter with total investments of $913.4 million, at amortized cost, with a weighted-average spread of one-month and three-month LIBOR plus 2.71%.  All of RSO’s bank loan portfolio is match-funded through three collateralized loan obligation (“CLO”) issuances with a weighted-average cost of three-month LIBOR plus 0.47% (0.91% at September 30, 2010).

•
During the three months ended September 30, 2010, RSO bought bank loans through its CLOs with a par value of $58.0 million at a discount to par of 4.8%.  The net discount of $2.7 million improved the asset collateralization in its CLOs and these purchases provided a weighted average annual yield of approximately 4.7%.

•
During the nine months ended September 30, 2010, RSO bought bank loans through its CLOs with a par value of $224.2 million at a discount to par of 5.0%.  The net discount of $11.0 million improved the asset collateralization in its CLOs and these purchases provided a weighted average annual yield of approximately 4.2%.

•
RSO’s lease receivables portfolio, which was acquired through a securitization during the second quarter ended June 30, 2010, received paydowns of $5.6 million and proceeds from sales of $576,000 during the third quarter ended September 30, 2010.  The portfolio had a balance of $115.4 million as of September 30, 2010.  RSO also paid down the notes issued in the securitization by $8.6 million during the third quarter ended September 30, 2010, leaving an outstanding balance of $102.3 million as of September 30, 2010.

Book Value

As of September 30, 2010, RSO’s book value per common share was $6.03, which increased from $5.92 as of June 30, 2010.  Total stockholders’ equity was $329.7 million as of September 30, 2010 as compared to $228.8 million as of December 31, 2009.  Total common shares outstanding were 54,653,638 as of September 30, 2010 as compared to 36,545,737 as of December 31, 2009.

Investment Portfolio

The table below summarizes the amortized cost and net carrying amount of RSO’s investment portfolio as of September 30, 2010, classified by interest rate and by asset type.  The following table includes both (i) the amortized cost of RSO’s investment portfolio and the related dollar price, which is computed by dividing amortized cost by par amount, and (ii) the net carrying amount of RSO’s investment portfolio and the related dollar price, which is computed by dividing the net carrying amount by par amount (in thousands, except percentages):

	Amortized cost (3)	Dollar price	Net carrying amount		Dollar price	Net carrying amount less amortized cost	Dollar price
September 30, 2010
Floating rate
CMBS	$31,127	100.00%	$8,730		28.05%	$(22,397)	-71.95%
Structured notes	6,731	33.01%	11,938		58.55%	5,207	25.54%
Other ABS	−	−%	24		0.29%	24	0.29%
B notes (1)	26,500	100.00%	26,185		98.81%	(315)	-1.19%
Mezzanine loans (1)	104,048	100.00%	102,810		98.81%	(1,238)	-1.19%
Whole loans (1)	422,900	99.99%	403,055		95.30%	(19,845)	-4.69%
Bank loans	879,052	96.86%	847,545	(2)	93.38%	(31,507)	-3.48%
Loans held for sale (3)	2,824	86.84%	2,824	(2)	86.84%	−	−%
ABS held-to-maturity (4)	31,486	89.58%	23,593		67.13%	(7,893)	-22.45%
Total floating rate	1,504,668	96.49%	1,426,704		91.49%	(77,964)	-5.00%
Fixed rate
CMBS	67,381	59.69%	54,922		48.65%	(12,459)	-11.04%
B notes (1)	31,002	99.54%	30,634		98.36%	(368)	-1.18%
Mezzanine loans (1)	58,613	100.25%	51,205		87.58%	(7,408)	-12.67%
Lease receivables (5)	115,474	100.00%	115,404		99.94%	(70)	-0.06%
Total fixed rate	272,470	85.69%	252,165		79.31%	(20,305)	-6.38%
Grand total	$1,777,138	94.66%	$1,678,869		89.43%	$(98,269)	-5.23%

(1)
Net carrying amount includes an allowance for loan losses of $29.1 million at September 30, 2010, allocated as follows:  B notes ($684,000), mezzanine loans ($8.6 million) and whole loans ($19.8 million).

(2)
The bank loan portfolio is carried at amortized cost less allowance for loan loss and was $871.6 million at September 30, 2010.  The amount disclosed represents net realizable value at September 30, 2010, which includes a $10.3 million allowance for loan losses at September 30, 2010.

(3)	Loans held for sale are carried at lower of cost or market. Amortized cost is equal to fair value.

(4)	Asset-backed securities held-to-maturity are carried at amortized cost less any other-than-temporary impairment charges.

(5)	Net carrying amount includes a $70,000 allowance for lease and loan losses at September 30, 2010.

Liquidity

At October 31, 2010, after disbursing the third quarter 2010 dividend, RCC’s liquidity of $182.6 million consists of three primary sources:

•	unrestricted cash and cash equivalents of $36.2 million and restricted cash of $3.0 million in margin call accounts;

•	capital available for reinvestment in its five CDO entities of $138.3 million, of which $1.7 million is designated to finance future funding commitments on CRE loans; and

•	capital available for reinvestment in its equipment backed securitized notes of $5.1 million.

Capital Allocation

As of September 30, 2010, RSO had allocated its invested equity capital among its targeted asset classes as follows: 77.9% in CRE investments, 17.9% in commercial bank loans, 2.7% in lease receivables and 1.5% in structured notes.

Supplemental Information

The following schedules of reconciliations or supplemental information as of September 30, 2010 are included at the end of this release:

•	Schedule I – Reconciliation of GAAP Net Income (Loss) to Estimated REIT Taxable Income; and

•	Schedule II – Summary of CDO and CLO Performance Statistics.

•	Supplemental Information regarding loan and leasing investment statistics, CRE loans, bank loans and lease receivables.

About Resource Capital Corp.

RSO is a diversified real estate finance company that is organized and conducts its operations to qualify as a REIT for federal income tax purposes.  RSO’s investment strategy focuses on CRE and CRE-related assets, and, to a lesser extent, commercial finance assets. RSO invests in the following asset classes: CRE-related assets such as whole loans, A-notes, B-notes, mezzanine loans, commercial mortgage-backed securities and investments in real estate joint ventures as well as commercial finance assets such as bank loans, lease receivables, other asset-backed securities, trust preferred securities, debt tranches of CDOs, structured note investments, and private equity investments principally issued by financial institutions.

RSO is externally managed by Resource Capital Manager, Inc., an indirect wholly-owned subsidiary of  Resource America, Inc. (Nasdaq: REXI), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors.

For more information, please visit RSO’s website at www.resourcecapitalcorp.com or contact investor relations at pkamdar@resourceamerica.com

Safe Harbor Statement

Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties.  RSO’s actual results, performance or achievements could differ materially from those expressed or implied in this release.  The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;

•	capital markets conditions and the availability of financing;

•	defaults or bankruptcies by borrowers on RSO’s loans or on loans underlying its investments;

•	adverse market trends which have affected and may continue to affect the value of real estate and other assets underlying RSO’s investments;

•	increases in financing or administrative costs; and

•	general business and economic conditions that have impaired and may continue to impair the credit quality of borrowers and RSO’s ability to originate loans.

For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which RSO is subject, see Item 1A, “Risk Factors” included in its Annual Report on Form 10-K and in other of its public filings with the Securities and Exchange Commission.

RSO cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release.  All subsequent written and oral forward-looking statements attributable to RSO or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release.  Except to the extent required by applicable law or regulation, RSO undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.

The remainder of this release contains RSO’s unaudited consolidated balance sheets, unaudited consolidated statements of operations, a reconciliation of GAAP net income (loss) to estimated REIT taxable income and a summary of CDO and CLO performance statistics and supplemental information regarding RSO’s CRE loan, bank loan and lease receivable portfolios.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30,	December 31,
	2010	2009
	(Unaudited)
ASSETS
Cash and cash equivalents	$38,344	$51,991
Restricted cash	160,556	85,125
Investment securities trading	11,938	−
Investment securities available-for-sale, pledged as collateral, at fair value	56,816	39,304
Investment securities available-for-sale, at fair value	6,860	5,238
Investment securities held-to-maturity, pledged as collateral	31,486	31,401
Property available-for-sale	4,444	−
Loans, pledged as collateral and net of allowances of $39.4 million and $47.1 million	1,482,673	1,558,687
Loans held for sale	2,824	8,050
Lease receivables, net of allowances of $70,000 and $1.1 million and net of unearned income	115,404	927
Loans receivable – related party	9,992	−
Investments in unconsolidated entities	6,578	3,605
Interest receivable	5,522	5,754
Other assets	4,008	3,878
Total assets	$1,937,445	$1,793,960
LIABILITIES
Borrowings	$1,565,806	$1,536,500
Distribution payable	13,682	9,170
Accrued interest expense	1,741	1,516
Derivatives, at fair value	16,022	12,767
Accounts payable and other liabilities	10,463	5,177
Total liabilities	1,607,714	1,565,130
STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.001: 100,000,000 shares authorized; no shares issued and outstanding	−	−
Common stock, par value $0.001: 500,000,000 shares authorized; 54,653,638 and 36,545,737 shares issued and outstanding (including 534,957 and 437,319 unvested restricted shares)	55	36
Additional paid-in capital	504,209	405,517
Accumulated other comprehensive loss	(52,275)	(62,154)
Distributions in excess of earnings	(122,258)	(114,569)
Total stockholders’ equity	329,731	228,830
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,937,445	$1,793,960

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
REVENUES
Interest income:
Loans	$19,597	$20,207	$57,085	$64,333
Securities	3,136	1,906	8,905	4,674
Leases	4,614	11	6,777	4,337
Interest income − other	1,902	377	2,651	1,053
Total interest income	29,249	22,501	75,418	74,397
Interest expense	10,089	9,203	26,955	35,828
Net interest income	19,160	13,298	48,463	38,569

OPERATING EXPENSES
Management fees − related party	4,405	3,954	9,845	5,880
Equity compensation − related party	544	721	1,463	1,074
Professional services	491	739	2,186	2,792
Insurance	184	220	576	609
Depreciation on operating leases	1,658	−	2,343	−
General and administrative	721	410	2,232	1,277
Income tax expense (benefit)	4,068	6	5,305	(16)
Total expenses	12,071	6,050	23,950	11,616

	7,089	7,248	24,513	26,953

OTHER REVENUE (EXPENSE)
Impairment losses on investment securities	(7,528)	(3,019)	(11,174)	(19,372)
Recognized in other comprehensive loss	(3,072)	(2,124)	(660)	(12,812)
Net impairment losses recognized in earnings	(4,456)	(895)	(10,514)	(6,560)

Net realized gain on investment securities available-for-sale and loans	1,171	162	1,507	864
Net realized gain on investments securities trading	2,008	−	4,536	−
Net unrealized gain on investment securities trading	5,207	−	5,207	−
Provision for loan and lease losses	(3,095)	(6,311)	(26,363)	(45,274)
Gain on the extinguishment of debt	6,250	12,741	29,285	19,641
Other (expense) income	(121)	(1,417)	650	(1,375)
Total other revenue (expense)	6,964	4,280	4,308	(32,704)

NET INCOME (LOSS)	$14,053	$11,528	$28,821	$(5,751)

NET INCOME (LOSS) PER SHARE – BASIC	$0.27	$0.48	$0.64	$(0.24)

NET INCOME (LOSS) PER SHARE – DILUTED	$0.27	$0.47	$0.64	$(0.24)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING – BASIC	52,273,307	24,112,240	44,947,256	24,321,007

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING – DILUTED	52,578,884	24,376,681	45,203,521	24,321,007

DIVIDENDS DECLARED PER SHARE	$0.25	$0.30	$0.75	$0.90

SCHEDULE I

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME (LOSS)
TO ESTIMATED REIT TAXABLE INCOME (1)
(Unaudited)

RSO calculates estimated REIT taxable income, which is a non-GAAP financial measure, according to the requirements of the Internal Revenue Code.  The following table reconciles GAAP net income (loss) to estimated REIT taxable income for the periods presented (in thousands, except per share data):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net income (loss) − GAAP	$14,053	$11,528	$28,821	$(5,751)
Taxable REIT subsidiary’s (income) loss	(5,141)	653	(6,611)	1,853
Adjusted net income (loss)	8,912	12,181	22,210	(3,898)
Adjustments:
Share-based compensation to related parties	(473)	631	(587)	660
Capital loss carryover/(utilization) losses from the sale of securities	(1,181)	−	(1,181)	4,978
Provisions for loan and lease losses unrealized	3,265	4,240	27,294	13,340
Asset impairments	4,456	895	10,514	6,560
Equity in income of real estate joint venture	(2,661)	−	(7,552)	−
Deferral of extinguishment of debt income	8,307	(12,741)	−	(12,741)
Net book to tax adjustments for our taxable foreign REIT subsidiaries	(10,090)	(3,134)	(16,207)	4,601
Subpart F income limitation (2)	−	5,406	−	6,871
Other net book to tax adjustments	(126)	1,419	(1,397)	1,387
Estimated REIT taxable income	$10,409	$8,897	$33,094	$21,758

Amounts per share – diluted	$0.20	$0.36	$0.73	$0.89

(1)
RSO believes that a presentation of estimated REIT taxable income provides useful information to investors regarding its financial condition and results of operations as this measurement is used to determine the amount of dividends that RSO is required to declare to its stockholders in order to maintain its status as a REIT for federal income tax purposes.  Since RSO, as a REIT, expects to make distributions based on taxable income, RSO expects that its distributions may at times be more or less than its reported GAAP net income.  Total taxable income is the aggregate amount of taxable income generated by RSO and by its domestic and foreign taxable REIT subsidiaries.  Estimated REIT taxable income excludes the undistributed taxable income (if any) of RSO’s domestic taxable REIT subsidiary, which is not included in REIT taxable income until distributed to RSO.  There is no requirement that RSO’s domestic taxable REIT subsidiary distribute its income to RSO.  Estimated REIT taxable income, however, includes the taxable income of RSO’s foreign taxable REIT subsidiaries because RSO generally will be required to recognize and report their taxable income on a current basis.  Because not all companies use identical calculations, this presentation of estimated REIT taxable income may not be comparable to other similarly-titled measures of other companies.

(2)
U.S. shareholders of controlled foreign corporations are required to include their share of such corporations’ income on a current basis; however, losses sustained by such corporations do not offset income of their U.S. shareholders on a current basis.

SCHEDULE II

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUMMARY OF CDO AND CLO PERFORMANCE STATISTICS
(in thousands)
(Unaudited)

Collateralized Debt Obligations - Distributions and Coverage Test Summary

				Annualized
				Interest
				Coverage	Overcollateralization
		Cash Distributions		Cushion	Cushion
		Year Ended	Nine Months Ended		As of	As of Initial
		December 31,	September 30,	September 30,	September 30,	Measurement
Name	CDO Type	2009 (1)	2010 (1)	2010 (2) (3)	2010 (4)	Date
		(actual)	(actual)
Apidos CDO I	CLO	$6,643	$5,792	$3,607	$11,262	$17,136
Apidos CDO III	CLO	$6,390	$4,781	$2,455	$7,324	$11,269
Apidos Cinco CDO	CLO	$7,553	$5,698	$4,219	$19,465	$17,774
RREF 2006-1	CRE CDO	$13,222	$6,978	$4,397	$8,010	$24,941
RREF 2007-1	CRE CDO	$20,536	$11,644	$12,118	$20,192	$26,032

(1)	Distributions on retained equity interests in CDOs (comprised of note investment and preference share ownership).

(2)	Interest coverage includes annualized amounts based on the most recent trustee statements.

(3)
Interest coverage cushion represents the amount by which annualized interest income expected exceeds the annualized amount payable on all classes of CDO notes senior to the Company’s preference shares.

(4)	Overcollateralization cushion represents the amount by which the collateral held by the CDO issuer exceeds the maximum amount required.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(in thousands, except percentages)
(Unaudited)

Loan and Leasing Investment Statistics

The following table presents information on RSO’s impaired loans and lease receivables and related allowances for the periods indicated (based on amortized cost):

	As of September 30,	As of December 31,	As of September 30,
	2010	2009	2009
Impaired:
Commercial real estate loans	$110,277	$74,174	$94,894
Bank loans	10,158	12,772	28,782
Lease receivables	3,247	2,617	972
Total	$123,682	$89,563	$124,648
Loans and lease receivables as a percentage of total	7.4%	5.4%	6.9%

Allowance for loan and lease receivable losses:
Specific allowance:
Commercial real estate loans	$20,250	$18,764	$23,590
Bank loans	6,939	9,577	19,593
Lease receivables	−	−	−
Total specific allowance	27,189	28,341	43,183
General allowance:
Commercial real estate loans	8,925	10,533	4,859
Bank loans	3,330	8,248	11,392
Lease receivables	70	1,140	900
Total general allowance	12,325	19,921	17,151
Total allowance for loans and leases	$39,514	$48,262	$60,334
Allowance as a percentage of total loans and lease receivables	2.4%	2.9%	3.6%

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION, A NON-GAAP MEASURE
(Unaudited)

The following table presents commercial real estate loan portfolio statistics as of September 30, 2010 (based on par value):

Security type:
Whole loans	65.8%
Mezzanine loans	25.3%
B Notes	8.9%
Total	100.0%

Collateral type:
Hotel	32.7%
Multifamily	27.6%
Office	23.5%
Retail	10.1%
Flex	1.1%
Self-storage	1.0%
Other	4.0%
Total	100.0%

Collateral location:
Southern California	25.1%
Northern California	12.3%
New York	10.7%
Arizona	9.1%
Florida	6.9%
Texas	5.2%
Tennessee	4.9%
Washington	4.8%
Colorado	4.8%
Other	16.2%
Total	100.0%

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(Unaudited)

The following table presents bank loan portfolio statistics by industry as of September 30, 2010 (based on par value):

Industry type:
Healthcare, education and childcare	11.4%
Diversified/conglomerate service	8.9%
Broadcasting and entertainment	8.0%
Printing and publishing	5.5%
Retail stores	5.0%
Chemicals, plastics and rubber	5.0%
Personal transportation	4.8%
Personal, food and miscellaneous services	4.7%
Automobile	4.6%
Diversified/conglomerate manufacturing	4.4%
Telecommunications	3.8%
Electronics	3.8%
Other	30.1%
Total	100.0%

The following table describes lease receivables by industry as of September 30, 2010 (based on par value):

Industry type:
Services	55.8%
Manufacturing	10.6%
Finance, insurance and real estate	10.0%
Retail Trade	6.7%
Wholesale Trade	5.9%
Transportation, communication, energy	4.8%
Construction	3.2%
Other	3.0%
Total	100.0%